                                                                   EXHIBIT 10.15

                               WARRANT AGREEMENT


     THIS WARRANT AGREEMENT ("Agreement") is made and entered into as of July 31, 1995, by and between CAREER EDUCATION CORPORATION, a Delaware corporation (the "Company"), and THE PROVIDENT BANK, an Ohio banking corporation ("Holder" and sometimes referred to as the "Initial Holder").

     WHEREAS, the Initial Holder, Company, certain subsidiaries of Company, and various lenders and other financial institutions as described therein are parties to a certain Credit Agreement dated as of even date herewith, as the same may be amended or supplemented from time to time (the "Credit Agreement"); and

     WHEREAS, as a condition to the obligations of the Initial Holder under the Credit Agreement, the Company is required to (a) enter into this Agreement, and
(b) issue to the Initial Holder stock purchase warrants to purchase certain shares of Common Stock (as defined below) upon an exercise of said warrants at the price and upon the terms and conditions specified herein and therein (said warrants and all warrants subsequently issued by the Company to the Initial Holder, its successors and assigns including any Holder (as defined below), pursuant hereto or pursuant to any of said warrants, whether upon transfer, exchange or replacement thereof or otherwise, being hereinafter referred to collectively as the "Warrants", and each individually as a "Warrant");

     NOW, THEREFORE, the parties hereto agree as follows:


     1.  CERTAIN DEFINITIONS.

          In addition to terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings:

     "Applicable Holders" shall mean in the case of a registration pursuant to
Section 6.1 hereof, those Holders requesting inclusion of Warrant Stock in such registration and whose Warrant Stock will be included in such registration.

     "Appraised Value" shall mean a price per share equal to the greater of (i) the common stock book value of the Company, as of the end of the most recently completed fiscal quarter and as reflected on the balance sheet of the Company as of such date, plus the aggregate amount of proceeds to be received by the Company upon the exercise, conversion and/or exchange of all warrants, options and convertible securities of the Company or other rights to acquire equity of the Company whose exercise price is less than the fair market value of the Common Stock and which are then
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                                      -2-


exercisable or which will become exercisable within twelve (12) months from the date of such determination (the "Exercisable Convertible Securities"), divided by the total number of shares of Common Stock then outstanding on the date of calculation (assuming the conversion, exercise or exchange of all Exercisable Convertible Securities), all determined in accordance with generally accepted accounting principles (GAAP) in the United States applied on a basis consistent with prior years, and (B) the "Fair Market Value Per Share" as determined in good faith by the Board of Directors of the Company; provided, however, that if the holders of 51% of the Warrants shall not be reasonably satisfied with the determination of the Board of Directors of the Company, the Fair Market Value Per Share shall be determined in accordance with the following procedures: first, by an investment banking firm selected by holders of 51% of the Warrants which are subject to such Put, which determination shall be made within thirty
(30) days after the delivery of the notice of the exercise of the Put, second, if such determination shall not be satisfactory to the Company, as evidenced by a written objection by the Company delivered to the holders of the Warrants subject to such Put within two weeks of receipt by the Company of such determination, the Company shall be entitled to select an investment banking firm which shall make its own determination within thirty (30) days of its appointment, and if such determination shall differ by less than 10% from the determination of the investment banking firm selected by the Company, the Fair Market Value Per Share shall be the average of such determinations and third, if such determinations shall differ by 10% or more, such investment banking firms shall appoint a third investment banking firm which shall make its own determination within two weeks of its appointment, which determination shall be binding upon the Company and the holders of the Warrants subject to the put. Any and all determinations required to be made by an investment banking firm pursuant to this definition shall be performed by an investment banking firm experienced in the conduct of corporate valuations and shall be based upon the fair market value of 100% of the Company on a consolidated basis if sold as a going concern, without giving effect to any discount for lack of liquidity of the shares of Common Stock or to any restrictions upon the conversion of any shares of nonvoting common stock into voting common stock, or to any or to the fact that the shares of Common Stock issuable upon exercise of the Warrants being put to the Company represent a minority equity interest in the Company, or to any discount relating to, or reclassification because of, the right of any stockholder, Series C Preferred Stock holder or warrant holder of the Company to sell its shares of Common Stock, Series C Preferred Stock or warrants to the Company, including pursuant to this Put. In addition, in making such determination, the investment banking firm shall assume the conversion, exercise or exchange of all Exercisable Convertible Securities and shall take into account the valuations associated with companies engaged in businesses and with capital structures similar to the Company and such other matters as are relevant to the valuation of the Company.

          Notwithstanding anything herein to the contrary, in determining Fair Market Value Per Share under this definition, (i) any adverse changes in GAAP from the date of original issuance of this Warrant Agreement shall be disregarded such that any computations shall be made as if the
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                                      -3-

GAAP change had not been implemented, and (ii) any dividends paid or redemptions or repurchases of any of the securities of the Company (other than the Series C Preferred Stock) by the Company within one year of the exercise of the put shall be disregarded and any amounts distributed shall be treated as if such amounts had been retained by the Company. All costs of such determinations shall be borne by the Company.

     "Capital Transaction" shall mean any transaction whereby the Company is merged with or into or consolidated with another person or entity and, immediately after giving effect to such merger or consolidation, less than 50% of the total voting power of the outstanding voting stock of the surviving or resulting person is then beneficially owned in the aggregate by the stockholders of the Company immediately prior to such merger or consolidation.

     "Certificate of Applicable Holders" shall mean in the case of a registration pursuant to Section 6.1 hereof, a resolution signed by the Holders of a majority of the Warrant Stock that will be or were included in such registration.

     "Commission" shall mean the United States Securities and Exchange Commission and any successor federal agency having similar powers.

     "Common Stock" shall mean all series of the common stock of the Company, par value $0.01 per share.

     "Company Documents" shall mean this Agreement and the Warrants, as any of the same may be amended, modified, supplemented or restated from time to time.

     "Consolidated" means, with respect to any accounting matter, such matter or amount computed on a consolidated basis for Borrower and any Subsidiaries in accordance with GAAP.

     "Convertible Securities" shall mean any evidence of indebtedness, shares of stock or other securities which are directly or indirectly convertible into or exchangeable for, with or without payment of additional consideration, shares of Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

     "EBITDA" shall have the meaning set forth in the Credit Agreement, provided that in the event that the Credit Agreement is no longer in effect, the term EBITDA shall have the last meaning attributable to it during the effectiveness of the Credit Agreement.
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                                      -4-

     "Electra Warrant" shall mean the warrants and warrant certificates of the Company issued to Electra Investment Trust P.L.C. and Electra Associates, Inc., pursuant to a Securities Purchase Agreement dated as of July 31, 1995.

     "Entity Value" shall mean the greatest of (a) the fair market value of the Company or any successor thereto as established as of any Capital Transaction,
(b) the Formula Value, or (c) the Appraised Value.

     "Exercise Price" of a share of Stock issuable upon the exercise of a Warrant shall mean $0.01.

     "Formula Value" shall mean the value of the Company as established by the following formula: 5 x EBITDA for EBITDA of up to $4,500,000 and 4 x EBITDA for EBITDA in excess of $4,500,000 for the trailing four fiscal quarters of the Company as determined by reference to the most recently available unaudited income statement of the Company (or the audited financial statements in the case of quarters constituting the fiscal year), prepared in accordance with GAAP for the period ended as of the last day of the month ending immediately prior to the date the Formula Value is being determined, less funded debt and redeemable preferred stock of the Company, other than Preferred Stock, Series A and Preferred Stock, Series B, on any day of calculation, plus cash on any day of calculation held by the Company.

     "GAAP" shall mean generally accepted accounting principles in the United States at the time in effect.

     "Holder" and "Holders" shall mean the Initial Holder and its registered successors and assigns of the Warrants and of the Stock exchanged for the Warrants pursuant to this Agreement.

     "IPO" shall mean (i) the time at which the Company becomes a registered public company under the Securities Exchange Act of 1934, as amended (the "Exchange Act") subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or (ii) the first time at which an offering, whether primary or secondary, of Common Stock or options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock, is registered pursuant to an effective registration statement (other than a registration statement on Form S-4 or Form S-8 or any successor forms thereto) filed by the Company under the Securities Act of 1933, as amended, or (iii) the merger of the Company into a corporation or other entity which at the time of such merger is required to file reports, proxy statements and other information with the Securities and Exchange Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. An IPO will be deemed to be consummated (i) on the date such registration is declared effective by the Securities and Exchange Commission and (ii) in the case of a merger, upon the effectiveness of the merger.
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                                      -5-

     "Law" shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

     "Lien" means any lien, mortgage, pledge, security interest, charge or other encumbrance of any kind including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest.

     "Official Body" shall mean any governmental or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

     "Outstanding Common Stock" shall mean the total number of outstanding shares of Common Stock of the Company on a fully diluted basis, including, without limitation, all shares of Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock and all shares which may be issued pursuant to all outstanding Convertible Securities, the Warrants, warrants, options or agreements of any nature.

     "Person" shall include an individual, a company, a corporation, an association, a partnership, a joint venture, an unincorporated trade or business enterprise, a trust, an estate, or other legal entity or a government (national, regional or local), court, arbitrator or any agency, instrumentality or official of the foregoing.

     "Public Offering" shall mean any underwritten public offering of the Common Stock.

     "Purchase Price" shall have the meaning attributed to it in Section 5.3.

     "Put Exercise Date" shall mean any of the following (a) July 31, 2001, (b) the date of prepayment or repayment in full of the Loans, (c) the date of declaration of the acceleration of the Loans or (d) the date of any Capital Transaction.

     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

     "Stock" shall mean (i) all classes and categories of the capital stock of the Company whether then issued or issuable, including without limitation, any shares of Common Stock and (ii) any shares of Common Stock issued or issuable with respect to the Common Stock by way of a stock
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                                      -6-

dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

     "Stockholders Agreement" means that certain Amended and Restated Stockholders' Agreement dated as of July 31, 1995 to which the Company is a party, as the same may be amended or restated from time to time.

     "Subsidiary" means, as to Company, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by Company.

     "Warrant Stock" shall mean Common Stock issuable upon exercise of a Warrant in accordance with its terms and any capital stock or other securities into which or for which such Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company.


     2.  WARRANT PURCHASE; ANTIDILUTION.

          2.1 Warrant Purchase. Contemporaneously with the execution of this Agreement, the Company shall issue to the Initial Holder Warrants in the form attached hereto as Exhibit A, evidencing the Initial Holder's right to purchase 2,199 shares of Class D Common Stock at the Exercise Price per share.

          2.2 No Voting Rights. Except as set forth herein, this Agreement shall not entitle any Holder to any voting rights or other rights as a shareholder of the Company, and no dividend or interest shall be payable or accrued in respect of the Warrant or this Agreement or the interest represented hereby or the shares of Warrant Stock which may be purchased hereunder until and unless, and except to the extent that, a Holder has duly exercised its rights under any Warrant issued to such Holder or its predecessor in interest upon such exercise and tender of the Exercise Price. The Company shall thereupon treat such Holder (or its designee) as the record owner of the shares of Warrant Stock obtained by such exercise for voting and all other purposes.

          2.3 Good Faith by Company. The Company will not, by amendment to its Certificate of Incorporation or through any reorganization, reclassification, consolidation, merger, sale of assets, dissolution, issue or sale of securities or other action, avoid or seek to avoid the
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                                      -7-

observance or performance of any of the terms of this Agreement, but will at all times in good faith carry out all such terms and take all such action as may be necessary or appropriate to protect the rights of the Holders hereunder.

          2.4 Term. This Agreement shall terminate ten (10) years from the date hereof.


     3.  REPRESENTATIONS AND WARRANTIES OF HOLDERS.

          3.1 The Initial Holder hereby represents and warrants to the Company as set forth in this Section 3.1 and each Holder other than the Initial Holder shall, upon its acquisition of a Warrant, be deemed to represent and warrant to the Company (severally and not jointly) as set forth in this Section 3.1. In addition, the representations and warranties set forth in this Section 3.1 shall be deemed to be remade by a Holder from time to time to the Company as of the date a Warrant is exercised by such Holder.

           (a)  Authorization.

               (i) Authorization and Compliance With Law. The execution and delivery of this Agreement by the Holder, and any exercise or exchange of such Holder's Warrant pursuant to the terms hereof or thereof, have been duly authorized by all necessary action, corporate and otherwise, on the part of the Holder. The entry into this Agreement by the Holder, the acquisition and ownership of the Warrant issued to such Holder and the exercise or exchange of such Warrant pursuant to the terms hereof and thereof do not and will not violate any Law applicable to such Holder.

               (ii) Approvals. No authorization, consent, approval, license or filing with any third party or any Official Body is or will be necessary for the valid execution, delivery or performance of this Agreement by the Holder, the acquisition and ownership of the Warrant issued to the Holder or the exercise or exchange of such Warrant pursuant to the terms hereof or thereof.

           (b)  Investment Representations.

               (i) No Distributive Intent; Restricted Securities. The Holder is acquiring the Warrant issued to it and, if applicable, the Warrant Stock (all of which shall be collectively referred to in this Section 3 as the "Securities" and singly, by type, as a "Security") for its own account with no present intention of reselling or otherwise distributing any such Security or participating in a distribution of such Securities in violation of the Securities Act, or any applicable state securities laws. The Holder acknowledges that it has been advised and is aware that (A) the Company is relying upon an exemption from registration under the Securities Act and applicable state securities laws predicated upon such Holder's representations and warranties contained in this Section
     3.1 in connection with the issuance of such Securities pursuant to this Agreement, and (B) such Securities in the hands of the Holder will be "restricted securities" within the meaning of Rule 144 promulgated by the Commission pursuant to the Securities Act and, unless and until registered under the Securities Act, will be subject to limitations on resale (including, among others, limitations on the amount of securities that can be resold and the timing and manner of resale) set forth in Rule 144 or in administrative interpretations of the Securities Act by the Commission or in other rules and regulations promulgated thereunder by the Commission, in effect at the time of the proposed sale or other disposition of the Securities.

               (ii) Compliance with Law Upon Transfer. To the extent that the Holder is entitled to transfer or pledge any of the Securities, the Holder will not transfer or pledge any of such Securities in violation of the Securities Act or any other applicable Laws, and in the event the Holder pledges or transfers any of such Securities it will advise the pledgee or transferee of the transfer restrictions imposed on such Securities.

               (iii) No Commission. No outside parties have participated with respect to the negotiation of this transaction on behalf of the Holder, and the Holder shall indemnify and hold the Company harmless with respect to any claim for any broker's or finder's fees or commissions with respect to the transactions contemplated hereby by anyone found to have been acting on behalf of the Holder with the Holder's consent.

               (iv) Legends. The Holder consents to the endorsement on each certificate representing the Securities of the legends described in Section 3.2(b) indicating that the Securities are not registered, except as and when such Securities may be registered pursuant to the terms hereof.

           (c) Execution and Binding Effect. This Agreement has been duly and validly executed and delivered by such Holder and constitutes legal, valid and binding obligations of such Holder, enforceable against such Holder in accordance with its terms.
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                                      -9-

     4.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

           The Company hereby represents and warrants to the Initial Holder and any other Holder of a Warrant that:

          (a) The Company has the requisite corporate power and authority to (i) own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, (ii) execute and deliver this Agreement and the Warrants, (iii) issue, sell and deliver the Securities and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"); and (iv) carry out and perform the provisions of this Agreement and the Warrants.

          (b) The (i) execution and delivery by the Company of this Agreement and the Warrants, (ii) performance of all obligations of the Company hereunder and thereunder, (iii) issuance, sale and delivery of the Securities and (iv) issuance and delivery of the Warrant Stock, have been duly authorized by all requisite corporate action on the part of the Company, its officers, directors and stockholders, and have not and will not violate any provision of applicable law (except that no representation shall be deemed to be made with respect to the compliance with any regulations of the Department of Education in relating to Title IV of the Higher Education Act or with the Bank Holding Company Act, in connection with the conversion of any Warrant Stock into other Common Stock), any order of any court or other agency of government, the Articles of Incorporation of the Company, as amended or supplemented (the "Charter"), or the By-Laws of the Company, as amended (the "By-Laws"), or any provision of any indenture, agreement or other instrument to which the Company, or any of its respective properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any Lien, upon any of the properties or assets of the Company.

          (c) The Warrant Stock, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration herein expressed, will be duly and validly issued, fully paid and nonassessable shares of Common Stock, with no personal liability attaching to the ownership thereof and will be free and clear of all Liens imposed by or through the Company, except as set forth herein. The Warrants, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration herein expressed, will be duly and validly issued, free and clear of all Liens imposed by or through the Company, except as herein provided. The Warrant Stock has been duly and validly reserved for issuance. Neither the issuance, sale or delivery of the Securities, nor the issuance or delivery of the Warrant Stock are subject to any preemptive right of stockholders of the Company or any subsidiary thereof or to any right of first refusal or other right in favor of any person, except as herein provided.
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                                      -10-

          (d) This Agreement and the Warrants have been duly executed and delivered by the Company and, assuming the execution and delivery of such agreements by the Initial Holder, constitute the legal valid and binding obligations of the Company, enforceable in accordance with their terms, except as their enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other laws affecting the enforcement of creditors' rights generally, or by general equitable principles.

          (e) Subject to the accuracy of the representations and warranties of the Initial Holder set forth in Section 3.1 hereof, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for (a) the valid execution, delivery and performance by the Company of this Agreement and the Warrants, (b) the issuance, sale and delivery of the Securities, and (c) upon conversion and exercise thereof, respectively, the issuance and delivery of the Warrant Stock, other than filings pursuant to Federal and state securities laws (all of which filings have been or, with respect to those filings which may be duly made after the Closing will be, made by or on behalf of the Company) in connection with the sale of the Securities and the Warrant Stock.


     5.  CERTAIN RIGHTS WITH RESPECT TO WARRANTS AND WARRANT STOCK.

          5.1 Put Rights. On or at any time after a Put Exercise Date, the Holders of at least 51% of the Warrant Stock shall have the right to "put" to the Company all or any part of its Warrant or the Warrant Stock obtained or obtainable by the Holder through the exercise of its Warrants on two occasions. The Company shall, within ten (10) days following the later of receipt of a written notice that the Holder intends to exercise its put rights hereunder or the date the parties reach agreement on the Purchase Price (but in no event later than ninety (90) days after the date of such notice), purchase the Warrants (or portion thereof) or the Warrant Stock being sold by the Holder for the Purchase Price calculated in accordance with Section 5.3. Notwithstanding the foregoing, all of the Holder's Put Rights shall expire on the earliest to occur of (X) the consummation of an IPO or (Y) July 31, 2005.

          5.2 Call Rights. On or at any time after one year following the Put Exercise Date, the Company shall have the right to require the Holder to sell to the Company all or any part of its Warrant or the Warrant Stock obtained or obtainable by the Holder through the exercise of its Warrants. The Company shall give to the Holder a written notice that the Company intends to exercise its call rights hereunder which notice shall specify the Purchase Price for the Warrants or Warrant Stock, calculated in accordance with Section 5.3.
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                                      -11-

          5.3  Purchase Price.  Upon exercise of the put rights set forth in
Section 5.1, the purchase price ("Purchase Price") (a) for each share of Warrant Stock being put shall equal the Entity Value of the Company as defined herein divided by the total number of shares of Outstanding Common Stock, and (b) for each Warrant being put shall equal the price per share determined pursuant to clause (a) above multiplied by the number of shares of Warrant Stock which such Warrant entitles the Holder thereof to purchase, in each case net of the Exercise Price therefor.

          5.4 Default. If the Company shall, for any reason fail to pay in full the Purchase Price (or portion thereof) pursuant to Sections 5.1 and 5.3 when such amount is due and payable in accordance with Section 5.1 (the "Due Date"), the Company shall pay to such Holder, on demand, in immediately available funds, an amount equal to the sum of (i) the unpaid amount of the Purchase Price due to such Holder on the Due Date (the "Unpaid Portion") plus
(ii) interest on such Unpaid Portion from the Due Date, computed on a daily basis and on the basis of a 360-day year, through the date upon which demand is made pursuant to this Section (the "Demand Date"), at a rate per annum equal to the greater of Prime plus Four Percent (4%) and Twelve Percent (12%) per annum. Until such time as the Purchase Price for each unrepurchased share of Warrant Stock has been paid in full in cash, the Holder of such unrepurchased Warrant Stock shall be entitled to retain legal and beneficial ownership of such unrepurchased Stock and to exercise all rights with respect to such unrepurchased Warrant Stock under this Agreement. In the event of such a default, Holder shall have the right to any remedy now or hereafter existing at law or in equity or by statute or otherwise to enforce its right to payment hereunder.

     6. REGISTRATION RIGHTS.

          6.1  Registrations.

          (a) If at any time prior to the Expiration Date, the Company shall propose to file a Registration Statement for the purpose of a primary or secondary offering for itself or any securityholder of the Company (the "Initiating Securityholder") under the Act, including the Company's Initial Public Offering, on Form S-1, S-2 or S-3 or any equivalent general form or any other Company offering for registration of Common Stock under the Act with respect to a public offering of Common Stock, the Company shall as promptly as practicable, but in no event later than thirty (30) days prior to the proposed filing date, give notice of such intention to each Holder and upon the request in writing of any such Holder within fifteen (15) days after receipt of any such notice (which request shall specify the Warrants or Warrant Stock intended to be sold or disposed of by such Holder), the Company will include in such Registration Statement all such Warrants or Warrant Stock specified in such request to be so registered. In the event such Registration Statement shall be filed for the purpose of complying with any demand registration requirement of the shares of stock represented by or issued pursuant to the Electra Warrant ("Electra Stock"), the Warrant

Stock shall be the first shares to be included in such Registration (after the inclusion of the Electra Stock) or if underwriters restrict or reduce the number of shares subject to such Registration Statement, the Warrant Stock shall be the last shares removed to effect such reduction prior to any reduction in the number of shares of Electra Stock subject to such Registration Statement.

          (b) Any request for registration shall specify the number of shares of Warrant Stock as to which such request relates, express the Applicable Holders' present intention to offer such Warrant Stock for distribution and contain an undertaking to provide all such information and materials and take all such actions and execute all such documents as may be required in order to permit the Company to comply with all applicable requirements of the Commission, to obtain acceleration of the effective date of the Registration Statement and to enter into satisfactory underwriting arrangements, if the distribution of Warrant Stock is to be underwritten. Any request shall designate an Authorized Holder and such Authorized Holder's address for the purpose of delivering notices under the Agreement to the Applicable Holders.

          6.2  Costs, Expenses and Qualifications of Registration.

          (a) The Company shall bear the entire cost and expense of any registration made pursuant to Section 6.1 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, the fees and expenses of the Company's counsel and its independent accountants and all other out-of-pocket expenses of the Company incident to the preparation, printing and filing under the Act of the Registration Statement and all amendments and supplements thereto, the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, brokers and dealers and other purchasers of the securities so registered, the fees and expenses of one firm of legal counsel and one firm of accountants to represent all Holders in connection with such Registration Statement and the costs and expenses incurred in connection with the qualification of the securities so registered under "blue sky" or other state securities laws (all such expenses are herein called "Registration Expenses"), provided, however, each Holder participating in any registration hereunder shall pay the underwriter's discount with respect to any Warrant Stock included in such registration.

          (b) If the Warrants or any Warrant Stock issued or issuable pursuant hereto require registration or qualification with or approval of any United States or governmental official or authority in addition to registration under the Securities Act before the Warrants or such Warrant Stock may be sold, the Company will take all requisite action in connection with such registration and will use its best efforts to cause any such shares and/or such Warrants to be duly registered or approved as may be required; provided, however, that it shall not be required to give a general consent to service of process or to qualify as a foreign corporation or subject itself to taxation as doing business in any such state.

          6.3  Indemnification.

          (a) Indemnity to the Holders. The Company will indemnify the Applicable Holders and each underwriter of the Common Stock against all claims, losses, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained in a prospectus or in any related Registration Statement, notification or similar filing under securities laws of any jurisdiction or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been based upon information furnished in writing to the Company by any Holder or any underwriter expressly for use therein and used in accordance with such writing.

          (b) Indemnity to the Company. The Applicable Holders, severally and not jointly, by having their Warrant Stock included in a registration pursuant to Section 6.1 hereof, agree to furnish to the Company such information concerning them as may be requested by the Company and which is necessary in connection with any registration or qualification of the Warrant Stock and to indemnify the Company against all claims, losses, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained in such information and the utilization of any such information furnished in writing to the Company expressly for use therein and used in accordance with such writing.

          (c) Indemnification Procedures. If any action is brought or any claim is made against any party indemnified pursuant to this Section 6.3 in respect of which indemnity may be sought against the indemnitor pursuant to this Section 6.3, such party shall promptly notify the indemnitor in writing of the institution of such action or the making of such claim and the indemnitor shall assume the defense of such action or claim, including the employment of counsel and payment of expenses. Such party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such party unless the employment of such counsel shall have been authorized in writing by the indemnitor by a resolution of the Board of Directors of the Company or by a Certificate of Applicable Holders, whichever the case may be, in connection with the defense of such action or claim or such indemnified party or the parties shall have reasonably concluded that there are defenses available to it or them which are in conflict with those available to the indemnitor (in which case the indemnitor shall not have the right to interpose such conflicting defense but otherwise shall retain control of such action or claim on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional counsel for the indemnified parties shall be borne by the indemnitor. Except as expressly provided above, in the event that the indemnitor shall not previously have assumed the defense of any such action or claim, at such time as the indemnitor does not assume the defense of such action or claim, the indemnitor shall thereafter be liable to any person indemnified pursuant to this Agreement for any reasonable legal or other expenses subsequently incurred by such person in investigating, preparing or defending against such action or claim. Anything in this paragraph to the contrary notwithstanding, the indemnitor shall not be liable for any settlement of any such claim or action effected without its written consent.

          6.4  RULE 144.

          At all times following completion by the Company of its Initial Public Offering, the Company shall take such action as any holder of Warrant Stock may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of its Warrant Stock without registration under the Act pursuant to and in accordance with (x) Rule 144 or Rule 144A under the Act, as either of such Rules may be amended from time to time, or (y) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.


     7.  AMENDMENTS AND WAIVERS.

          This Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if Company shall have obtained the advance written consent of the Holders holding Warrants exercisable for 51% or more of the Warrant Stock issuable upon exercise of outstanding Warrants at such time.


     8.  NOTICES.

          Notices and other communications under this Agreement shall be in writing and shall be either hand delivered, or sent by first-class certified mail, postage prepaid, or sent by telex, nationally-recognized overnight courier, telecopier or facsimile transmission addressed as follows:

          (a) to any Holder of Warrant Stock or Warrants at the address shown on the Stock or Warrant transfer books of the Company unless such Holder has advised the Company in writing of a different address as to which notices shall be sent under this Agreement; and

          (b) if to Company at 400 Barrington Pointe, 2300 North Barrington Road, Hoffman Estates, Illinois, 60195 or to such other address as Company shall have furnished to the Holder at the time outstanding.

     9.  MISCELLANEOUS.

          This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any Holder or Holders except that any transfer of the rights of a Holder hereunder or of the Warrant Stock shall not be effective unless made in compliance with the Stockholders Agreement. This Agreement and the Company Documents embody the entire agreement and understanding between the Company and the other parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

ATTEST:                             CAREER EDUCATION CORPORATION


 /s/ JAKOB P. GRUVER                By /s/ JOHN M. LARSON, President
 ------------------------------        --------------------------------


ATTEST:                             THE PROVIDENT BANK


 /s/ JANET SHEPPARD                 By /s/ ERIC JEFFRIES
 ------------------------------       ----------------------------------

     THE WARRANTS AND ANY SHARES ACQUIRED UPON THE EXERCISE HEREOF HAVE NOT
     BEEN REGISTERED UNDER THE SECUR TIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THESE WARRANTS AND SUCH SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER ABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THESE WARRANTS AND SUCH SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

          THESE WARRANTS AND ANY SHARES ACQUIRED UPON THE EXERCISE HEREOF ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF A CERTAIN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED AS OF JULY __, 1995, AMONG THE COMPANY AND ITS STOCKHOLDERS, A COPY OF WHICH THE COMPANY WILL FURNISH TO THE HOLDER OF THESE WARRANTS UPON REQUEST AND WITHOUT CHARGE.

Warrant Certificate No. 2                               Warrants for 2199 Shares
                                                         of Class D Common Stock
Original Issue Date: July 31, 1995               Exercise Price: $0.01 Per Share


                    WARRANT TO PURCHASE CLASS D COMMON STOCK

                                       OF

                          CAREER EDUCATION CORPORATION


     This certifies that THE PROVIDENT BANK, an Ohio banking corporation, or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, at any time on or after the date hereof and for a period of ten (10) years thereafter to purchase from CAREER

EDUCATION CORPORATION (the "Company"), a Delaware corporation, up to Two Thousand One Hundred Ninety-Nine (2,199) fully paid and non-assessable shares of the Company's Class D Common Stock ("Common Stock") upon surrender hereof, at the principal office of the Company, with the subscription form annexed hereto duly executed, and simultaneous payment therefor, at the purchase price per share set forth above (the "Exercise Price"). The number and character of such shares of Common Stock are subject to adjustment as provided herein. For purposes of this Warrant, all capitalized terms used herein and not otherwise defined in this Warrant shall have the meanings assigned to them in the Warrant Agreement (as defined below).

      1.  The Warrants.   This Warrant is issued to Holder in connection with a
certain Warrant Agreement dated as of July 31, 1995, between the Company and The Provident Bank (the "Warrant Agreement"). The term "Warrants" as used herein shall include all Warrants issued in connection with the Warrant Agreement and also any warrants delivered in substitution or exchange therefor as provided herein. This Warrant does not entitle the Holder to any rights as a stockholder of the Company except as set forth herein or in the Warrant Agreement.

      2.  Exercise.

          2.1 Full Exercise. Subject to compliance with the provisions hereof, this Warrant may be exercised by the Holder, in whole or in part, during the period of exercise specified above, at any time or from time to time, on any business day, by surrendering the Warrant at the principal office of the Company, 400 Barrington Pointe, 2300 North Barrington Road, Hoffman Estates, Illinois, 60195 with the form of Election to Exercise in substantially the form of Exhibit A, together with payment of the sum obtained by multiplying (a) the number of shares of Common Stock for which the Warrant is being exercised; by
(b) the Exercise Price.

          2.2 Partial Exercise. This Warrant may be exercised for less than the full number of shares of Common Stock or any fraction thereof called for hereby, during the period of exercise specified above, at any time or from time to time, in the manner set forth in Section 2.1. Upon any partial exercise, the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon such partial exercise, this Warrant shall be surrendered and a new Warrant of like tenor and date for the purchase of the number of such shares not purchased upon such exercise shall be issued by the Company to the registered Holder hereof within ten (10) days after such exercise. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, but in any event within ten (10) days after payment of the Exercise Price pursuant to this Section 2, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the then current Market Price (as defined below) of one (1) full share.

          2.3 Net Issue Exercise. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant for cash, the Holder may elect to receive Warrant Stock equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company, together with the form of Election to Exercise attached hereto fully executed, in which event the Company shall issue to the Holder that number of Shares of Warrant Stock computed using the following formula:

                 X = Y x (A-B) / A

     Where Y =  the aggregate number of Shares of Warrant Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the number of Shares of Warrant Stock for which this Warrant is being exercised (at the date of such calculation)

                A = Market Price of one Share of Common Stock (at the date of such calculation)

                B = Exercise Price (as adjusted to the date of such calculation).

     For the purposes of this Section 2.3, "Market Price" shall mean, if the Warrant Stock is traded on a national securities exchange, the Nasdaq National Market or the over-the-counter market, the last reported price on the date of valuation at which the Warrant Stock has traded on the Nasdaq National Market or the average of the bid and asked prices on the over-the-counter market on the date of valuation or, if no sale took place on such date, the last date on which a sale took place. If the Warrant Stock is not so traded, "Market Price" shall be the Purchase Price determined pursuant to Section 5.3 of the Warrant Agreement.

      3. Payment of Taxes. All shares of Common Stock issued upon the exercise of a Warrant shall be validly issued, fully paid and non-assessable and free of any security interest or other adverse claims or encumbrances (except those created by the Holder) and free of claims of pre-emptive rights. The Company shall pay all issuance taxes and similar governmental charges that may be imposed in respect of the issue or delivery thereof, but in no event shall the Company pay a tax on or measured by the net income or gain attributed to such exercise. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer of a Warrant or any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered Holder of the Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

      4. Unregistered Securities. The Holder acknowledges that, (i) neither the Warrant nor the shares of Common Stock issuable upon exercise thereof have been registered under the Securities Act or the securities laws of any state or other jurisdiction, (ii) the securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under said Act and such laws pursuant to registration or exemption therefrom and (iii) the Holder will therefore be required to bear the financial risk of this investment for an indefinite period of time. The Holder also acknowledges that appropriate legends reflecting the status of the Warrants and the shares of Common Stock issuable upon exercise thereof under federal and state securities laws may be placed on the face of the Warrant certificates at the time of their transfer and delivery to the Holder hereof or upon Certificates representing shares of Common Stock at the time of their issuance to the Holder upon exercise of the Warrant. The transfer of this Warrant and the shares of Common Stock issuable upon exercise of this Warrant is subject to the terms of this Warrant and the terms and provisions of the Warrant Agreement.

      5. Exchanges. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company together with the form of transfer authorization attached hereto as Exhibit B duly executed, for new Warrants in such denominations as the Holder shall designate, of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Warrant Stock issuable hereunder.

      6.  Adjustments.

          6.1 Adjustments for Issue or Sale of Common Stock at Less Than Purchase Price. If the Company shall issue or sell shares of its Common Stock (other than those excepted by Section 6.1(k)) for a consideration per share less than the greater of $104.59 (as adjusted by application of the adjustment provisions in this Section 6) or the Appraised Value (the "Purchase Price"), then and in each such case the holder of this Warrant, upon the exercise hereof as provided in Section 2, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the exercise of this Warrant, a number of shares of Common Stock determined by (a) dividing the Purchase Price by an Adjusted Purchase Price to be computed as provided below in this Section 6.1, and (b) multiplying the resulting quotient by the number of shares of Common Stock called for on the face of this Warrant. Such "Adjusted Purchase Price" shall be computed (to the nearest cent, a half cent or more being considered a full cent) by dividing:

          (A) the sum of (x) the result obtained by multiplying the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale by the Purchase Price (or, if an Adjusted Purchase Price shall be in effect by reason of a previous adjustment under this Section 6.1, by such Adjusted Purchase Price), and (y) the aggregate consideration, if any received by the Company upon such issue or sale; by

          (B) the number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

No adjustment of the Purchase Price, or Adjusted Purchase Price if in effect, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments as so carried forward shall amount to $.01 per share or more. For the purpose of this Section 6.1, the following paragraphs 6.1(a) to 6.1(k) shall be applicable;

          (a) Dividends in Common Stock. If the Company shall declare any dividend or order any other distribution, upon any stock of the Company of any class payable in Common Stock, such declaration or distribution shall be deemed to be an issue and sale (as of the record date), without consideration, of such Common Stock.

          (b) Other Distributions. In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution (collectively, a "Distribution") of:

               (i) cash,

               (ii) any evidences of its indebtedness (other than any stock or other securities directly or indirectly convertible into or exchangeable for Common Stock (any such stock or other securities being hereinafter called "Convertible Securities")), any shares of its Capital Stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever (other than cash), or

               (iii) any options or warrants or other rights to subscribe for or purchase any of the following: any evidences of its indebtedness (other than Convertible Securities), any shares of its capital stock (other than additional shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever, then the holder or holders of Warrants shall be entitled to receive upon the exercise thereof (or upon exercise of the Put pursuant to 5.1 of the Warrant Agreement) at any time on or after the taking of such record the number of shares of Common Stock to be received upon exercise of such Warrants determined as stated herein and, in addition and without further payment, the cash (including interest at a rate equal to the T-bill rate in effect from time to time) from the date such cash was paid to the other stockholders through the date of payment to the holders of the Warrants, stock, securities, other property, options, warrants and/or other rights to which such holder or holders would have been entitled by way of the Distribution and subsequent dividends and distributions if such holder or holders (x) had exercised such Warrants immediately prior to such Distribution, and (y) had retained the Distribution in respect of the Common Stock and all subsequent dividends and distributions of any nature whatsoever in respect of any stock or securities paid as dividends and distributions and originating directly or indirectly from such Common Stock. A reclassification of the Common Stock into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this paragraph 6.1(b) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such event shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of paragraph 6.1(a).

          (c) Issuance or Sale of Convertible Securities. If the Company shall issue or sell any Convertible Securities, there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof by (ii) the maximum number of shares of Common Stock of the Company issuable upon conversion or exchange of all of such Convertible Securities; and such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined.

          If such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, payable to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the Adjusted Purchase Price shall, forthwith upon any such increase becoming effective, be readjusted (but to no greater extent than originally adjusted) to reflect the same.

          If any rights of conversion or exchange evidenced by such Convertible Securities shall expire without having been exercised, the Adjusted Purchase Price shall forthwith be readjusted to be the Adjusted Purchase Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock actually issued or sold were those issued upon the conversion or exchange of such Convertible Securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of each of the Convertible Securities as were actually converted or exchanged.

          The provisions of this subsection shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided pursuant to this subsection.

          (d) Grant of Rights, Warrants or Options for Common Stock. If the Company shall grant any rights, warrants or options to subscribe for, purchase or otherwise acquire Common Stock (other than those excepted by Section 6.1(k)), there shall be determined the minimum price per share for which Common Stock is issuable upon the exercise of such rights, warrant or options, such determination to be made by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights, warrants or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights, warrants or options, by (ii) the maximum number of shares of Common Stock of the Company issuable upon the exercise of such rights, warrant or options; and such grant shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights, warrants or options) of such maximum number of shares of Common Stock at the price per share so determined.

          If such rights, warrants or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the Adjusted Purchase Price shall, forthwith upon any such increase becoming effective, be readjusted (but to no greater extent than originally adjusted) to reflect the same.

          If any such rights, warrants or options shall expire without having been exercised, the Adjusted Purchase Price shall forthwith be readjusted to the Adjusted Purchase Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those actually issued or sold upon the exercise of such rights, warrants or options and that they were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights, warrants or options.

          The provisions of this subsection shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided pursuant to this subsection.

          (e) Grant of Rights, Warrants or Options for Convertible Securities. If the Company shall grant any rights, warrants or options to subscribe for, purchase or otherwise acquire Convertible Securities, such Convertible Securities shall be deemed, for the purpose of Section 6.1(c), to have been issued and sold (as of the actual date of issue or sale of such Convertible Securities) for the total amount received or receivable by the Company as consideration for the granting of such rights, warrants or options plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights, warrants or options.

          If such rights, warrants or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the Adjusted Purchase Price shall, forthwith upon any such increase becoming effective, be readjusted (but to no greater extent than originally adjusted) to reflect the same.

          If any such rights, warrants or options shall expire without having been exercised, the Adjusted Purchase Price shall forthwith be readjusted to be the Adjusted Purchase Price which would have been in effect had an adjustment been made upon the basis that the only Convertible Securities so issued or sold were those issued or sold upon the exercise of such rights, warrants or options and that they were issued or sold for the consideration actually received by the Company for the granting of such rights, warrants or options actually exercised.

          The provisions of this subsection shall not apply to any issuance of additional shares of Common Stock for which an adjustment is provided pursuant to this subsection.

          (f) Dilution in Case of Other Stock or Securities. In case any shares of stock or other securities, other than Common Stock of the Company, shall at the time be receivable upon the exercise of this Warrant, and in case any additional shares of such stock or any additional such securities (or any stock or other securities convertible into or exchangeable for any such stock or securities) shall be issued or sold for a consideration per share which is below the Purchase Price, then and in each such case the Adjusted Purchase Price and the number of shares of Warrant Stock shall forthwith be adjusted, substantially in the manner provided for above in this Section 6.1.

          (g) Expenses Deducted. Upon any issuance or sale for cash of any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities, the consideration received therefor shall be deemed to be the net amount received by the Company thereof, after deducting all underwriting commissions paid by the Company in connection with such issue or sale.

          (h) Determination of Consideration. Upon any issuance or sale for a consideration other than cash, or a consideration part of which is other than cash, of any shares of Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. In case any Common Stock or Convertible Securities or any rights or options to subscribe for, purchase or otherwise acquire any Common Stock or Convertible Securities shall be issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, the consideration for the issue or sale of such Common Stock or Convertible Securities or such rights or options shall be deemed to be the portion of such consideration allocated thereto in good faith by the Board of Directors of the Company. In the event that warrants or rights are sold together with Permitted Preferred (as defined in the Electra Warrant) to the extent that no adjustment is required to be made to the shares purchasable upon exercise of the Electra Warrant as a result of the issuance of such warrants or rights as set forth in the Electra Warrant, no adjustments shall be required hereunder.

          (i) Record Date Deemed Issue Date. In case the Company shall take a record of the holders of shares of its stock of any class for the purpose of entitling them (i) to receive a dividend or a distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for, purchase or otherwise acquire Common Stock of Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock issued or sold or deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution, or the date of the granting of such rights or subscription, purchase of other acquisition, as the case may be.

          (j) Shares Considered Outstanding. The number of shares of Common Stock outstanding at any given time shall not include shares (A) issuable in respect to scrip certificates issued in lieu of fractions of shares of Common Stock, or (B) held in the treasury of the Company or by subsidiaries of the Company.

          (k) Duration of Adjustment Purchase Price. Following each computation or readjustment of an Adjusted Purchase Price as provided in this Section 6.1, the new

     Adjusted Purchase Price shall remain in effect until a further computation or readjustment thereof is required by this Section 6.1.

          (l) Excepted Issues and Sales.  No adjustments pursuant to this
     Section 6.1 shall be made in respect of the issuance of shares of Common Stock upon exercise of Warrants issued pursuant to the Agreement or upon exercise of the Electra Warrants. The number of shares of Common Stock referred to in this subparagraph shall be proportionately adjusted to reflect any reclassification, subdivision or combination of Common Stock or any distribution or dividends on the Common Stock payable in Common Stock.

          6.2 Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant), or in case the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the holder of this Warrant, upon the exercise hereof as provided in Section 2, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this
Section 6. In each such case the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

          6.3 Other Adjustments. In case at any time conditions arise by reason of action taken by the Company which, in the opinion of its Board of Directors or in the opinion of the holders of Warrants representing a majority of the shares of Common Stock issuable upon exercise of such Warrants, are not adequately covered by the other provisions of this Section 6 and which might materially and adversely affect the exercise rights of the holders of the Warrants, then the Board of Directors of the Company shall appoint a firm of independent certified public accountants of recognized national standing (other than the accountants then auditing the books of the Company) to determine the adjustment, if any, on a basis consistent with the standards established in the other provisions of this Section 6, necessary with respect to the Exercise Price or adjusted Exercise Price, as so to preserve, without dilution, the exercise rights of the holders of the Warrants. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described in such report.

          6.4 No Dilution or Impairment. The Company will not, by amendment or restatement of its certificate of incorporation or by-laws or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the Warrants herein and in the Warrant Agreement. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of all Warrants at the time outstanding.

          6.5 Accountants' Certificate as to Adjustments. In each case of an adjustment in the shares of Common Stock or other stock, securities or property receivable on the exercise of the Warrants, the Company at its expense shall cause a firm of independent certified public accountants of recognized standing selected by the Company (who may be the accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of:
(a) the consideration received or to be received by the Company for any additional shares of Warrant Stock issued or sold or deemed to have been sold; and (b) the number of shares of Warrant Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each certificate to each Holder of a Warrant at the time outstanding.

          6.6 Notices of Record Date. If and when the Company shall establish a record date for the holders of its Stock (or such other securities at the time receivable upon the exercise of the Warrant) for the purpose:

               (a) of determining the holders entitled to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any securities, or to receive any other right; or

               (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation; or

               (c) of any voluntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company will mail or cause to be mailed, to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, the record date established with respect to such dividend, distribution, voting or other right, and stating the amount and character of such dividend, distribution, voting or other right, or the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed as of which the holders of record of Stock (or such other securities at the time receivable upon the exercise of the Warrants) shall be entitled to vote upon or exchange their shares of Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the date therein specified. The rights to notice provided in this Section 6.6 are in addition to the rights provided elsewhere herein or in the Warrant Agreement.

      7. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it in the exercise of reasonable discretion, of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of loss, theft or destruction, of indemnity satisfactory to it in the exercise of reasonable discretion, and, in the case of mutilation, upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

      8. Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants and the issuance of all shares of Warrant Stock.

      9. Definitions. For purposes of this Warrant the terms capitalized herein have the meanings set forth below.

               "Generally Accepted Accounting Principles" shall mean accounting principles which are (i) consistent with the principles promulgated or adopted for the United States by the Financial Accounting Standards Board and its predecessors in effect from time to time, (ii) applied on a basis consistent with prior periods, and (iii) such that a certified public account would, insofar as the use of accounting principles is pertinent, be in a position to deliver an unqualified opinion as to financial statements in which such principles have been properly applied.

               "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Warrant Stock" shall mean Common Stock issuable upon exercise of this Warrant in accordance with its terms and any capital stock or other securities into which or for which such Common Stock shall have been converted or exchanged pursuant to any recapitalization, reorganization or merger of the Company.

      10. Warrant Agreement. The terms of the Warrant Agreement are incorporated by reference in this Warrant as fully as if the same were set forth herein, shall be considered an integral part of this Warrant and shall entitle the parties hereto to all rights and benefits accruing thereunder.

      11. Information. The Company shall furnish each Holder of Warrants with copies of all reports, proxy statements, and similar materials that it furnishes to Holders of its Stock. In addition, it shall furnish to each such Holder of Warrants copies of all reports filed by it with the Securities and Exchange Commission.

      12. Notices. All notices and other communications under this Warrant shall be in writing and shall be delivered as provided in the Warrant Agreement.

      13. Change, Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement by the change, waiver, discharge or termination is sought.

      14. Headings. The headings in this Warrant are for purposes of convenience of reference only and shall not be deemed to constitute a part hereof.

      15. Law Governing. This Warrant is delivered in the State of Delaware and shall be construed and enforced in accordance with and governed by the internal substantive laws of such State.

July 31, 1995                       CAREER EDUCATION
                                    CORPORATION


                                    BY: /s/ JOHN M. LARSON, President
                                       -----------------------------------------

                                   EXHIBIT A


          [Subscription Form to Be Executed Upon Exercise of Warrant]


     The undersigned registered Holder or assignee of such registered Holder of the within Warrant, hereby (1) subscribes for _______________ shares which the undersigned is entitled to purchase under the terms of the within Warrant, (2) makes payment of the Exercise Price called for by the within Warrant, and (3) directs that the shares issuable upon exercise of said Warrant be issued as follows:



                                    ___________________________________________
                                                    (Name)


                                    ___________________________________________
                                                                       (Address)

                                    Signature:__________________________________



Dated:__________________________, 199_

                                   EXHIBIT B


                                  [ASSIGNMENT]


                    (To be executed by the registered Holder
                   to enact a transfer of the within Warrant)


     FOR VALUE RECEIVED, ______________________________ hereby sells, assigns, and transfers unto ______________________________ of __________________________,
the right to purchase shares evidenced by the within Warrant, and does hereby irrevocably constitute and appoint ______________________________ to transfer such right on the books of the Company, with full power of substitution.



Dated:_______________, 199_



                                    _________________________________________
                                                Signature



WITNESS:



------------------------------